Exhibit 32.1

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

Based on my knowledge, I, Gary B. Moore, certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Quarterly Report of ServiceSource International, Inc. on Form 10-Q for the quarter ended March 31, 2022, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended, and that information contained in such Quarterly Report on Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of ServiceSource International, Inc.

Date:	May 10, 2022	By:	/s/ GARY B. MOORE
Name: Gary B. Moore
Title: Chief Executive Officer and Director
(Principal Executive Officer)